Exhibit 10.49
                                   ASSIGNMENT
                               OF COMMON STOCK OF
                           BEAR RIVER ZEOLITE COMPANY
     George Desborough and Nick Raymond hereby assign all their right, title and interest to any and all common stock of Bear River Zeolite Company, Inc., now owned by either party, to United States Antimony Corporation, on this 29th day of May, 2002.

The parties agree to execute all documents necessary to effect this assignment of common stock to United States Antimony Corporation.
DATED  this  29th  day  of  May,  2002.


                                                 /s/ George Desborough
                                                 ---------------------
                                                 George Desborough


                                                 /s/ Nick Raymond
                                                 ---------------------
                                                 Nick  Raymond

ATTEST:

/s/ Michael Fleursch
--------------------------------
Michael  Fleursch